Fair Value Measurements (Tables)	12 Months Ended
Dec. 31, 2010
Fair Value Measurements (Tables) [Abstract]
Fair value of assets and liabilities measured on recurring basis

	December 31, 2010				December 31, 2009
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
		(Millions)				(Millions)
Assets:
Energy derivatives	$96	$475	$2	$573	$178	$911	$5	$1,094
ARO Trust Investments (see Note 15)	40	—	—	40	22	—	—	22

Total assets	$136	$475	$2	$613	$200	$911	$5	$1,116

Liabilities:
Energy derivatives	$78	$210	$1	$289	$177	$826	$3	$1,006

Total liabilities	$78	$210	$1	$289	$177	$826	$3	$1,006

Fair Value Measurements Using Significant Unobservable Inputs
Level 3 Fair Value Measurements Using Significant Unobservable Inputs

	Years Ended December 31,
	2010	2009		2008
	Net Energy	Net Energy	Other	Net Energy	Other
	Derivatives	Derivatives	Assets	Derivatives	Assets
	(Millions)
Beginning balance	$2	$507	$7	$(14)	$10
Realized and unrealized gains (losses):
Included in income (loss) from continuing operations	3	476	—	88	(3)
Included in other comprehensive income (loss)	2	(331)	—	486	—
Purchases, issuances, and settlements	(6)	(477)	(7)	(51)	—
Transfers into Level 3	—	—	—	3	—
Transfers out of Level 3	—	(173)	—	(5)	—

Ending balance	$1	$2	$—	$507	$7

Unrealized gains (losses) included in income (loss) from continuing operations relating to instruments still held at December 31	$—	$2	$—	$—	$—

Impairments of assets measured at fair value on nonrecurring basis within Level 3 of the fair value hierarchy

	Total
	Losses For The
	Years Ended
	December 31,
	2010		2009
	(Millions)
Impairments:
Goodwill — Exploration & Production (see Note 4)	$1,003	(a)	$—
Producing properties and acquired unproved reserves — Exploration & Production (see Note 4)	678	(b)	15	(c)
Certain gathering assets — Williams Partners (see Note 4)	9	(d)	—
Venezuelan property — Discontinued Operations (see Note 2)	—		211	(e)
Investment in Accroven — Other (see Note 3)	—		75	(f)
Cost-based investment — Exploration & Production (see Note 3)	—		11	(g)

	$1,690		$312

(a)	Due to a significant decline in forward natural gas prices across all future production periods as of September 30, 2010, we performed an interim impairment assessment of the approximate $1 billion of goodwill at Exploration & Production related to its domestic natural gas production operations (the reporting unit). Forward natural gas prices through 2025 as of September 30, 2010, used in our analysis declined more than 22 percent on average compared to the forward prices as of December 31, 2009. We estimated the fair value of the reporting unit on a stand-alone basis by valuing proved and unproved reserves, as well as estimating the fair values of other assets and liabilities which are identified to the reporting unit. We used an income approach (discounted cash flow) for valuing reserves. The significant inputs into the valuation of proved and unproved reserves included reserve quantities, forward natural gas prices, anticipated drilling and operating costs, anticipated production curves, income taxes, and appropriate discount rates. To estimate the fair value of the reporting unit and the implied fair value of goodwill under a hypothetical acquisition of the reporting unit, we assumed a tax structure where a buyer would obtain a step-up in the tax basis of the net assets acquired. Significant assumptions in valuing proved reserves included reserves quantities of more than 4.4 trillion cubic feet of gas equivalent; forward prices averaging approximately $4.65 per thousand cubic feet of gas equivalent (Mcfe) for natural gas (adjusted for locational differences), natural gas liquids and oil; and an after-tax discount rate of 11 percent. Unproved reserves (probable and possible) were valued using similar assumptions adjusted further for the uncertainty associated with these reserves by using after- tax discount rates of 13 percent and 15 percent, respectively, commensurate with our estimate of the risk of those reserves. In our assessment as of September 30, 2010, the carrying value of the reporting unit, including goodwill, exceeded its estimated fair value. We then determined that the implied fair value of the goodwill was zero. As a result of our analysis, we recognized a full $1 billion impairment charge related to this goodwill.

(b)	As of September 30, 2010, we assessed the carrying value of Exploration & Production’s natural gas-producing properties and costs of acquired unproved reserves, for impairments as a result of recent significant declines in forward natural gas prices. Our assessment utilized estimates of future cash flows. Significant judgments and assumptions in these assessments are similar to those used in the goodwill evaluation and include estimates of natural gas reserve quantities, estimates of future natural gas prices using a forward NYMEX curve adjusted for locational basis differentials, drilling plans, expected capital costs, and an applicable discount rate commensurate with risk of the underlying cash flow estimates. The assessment performed at September 30, 2010, identified certain properties with a carrying value in excess of their calculated fair values. As a result, we recorded a $678 million impairment charge in third-quarter 2010 as further described below. Fair value measured for these properties at September 30, 2010, was estimated to be approximately $320 million.
•	$503 million of the impairment charge related to natural gas-producing properties in the Barnett Shale. Significant assumptions in valuing these properties included proved reserves quantities of more than 227 billion cubic feet of gas equivalent, forward weighted average prices averaging approximately $4.67 per Mcfe for natural gas (adjusted for locational differences), natural gas liquids and oil, and an after-tax discount rate of 11 percent.
•	$175 million of the impairment charge related to acquired unproved reserves in the Piceance Highlands acquired in 2008. Significant assumptions in valuing these unproved reserves included evaluation of probable and possible reserves quantities, drilling plans, forward natural gas (adjusted for locational differences) and natural gas liquids prices, and an after-tax discount rate of 13 percent.

(c)	Fair value measured at December 31, 2009, was $22 million.

(d)	Fair value measured at December 31, 2010, was $3 million.

(e)	Fair value measured at March 31, 2009, was $106 million. This value was based on our estimates of probability-weighted discounted cash flows that considered (1) the continued operation of the assets considering different scenarios of outcome, (2) the purchase of the assets by PDVSA, (3) the results of arbitration with varying degrees of award and collection, and (4) an after-tax discount rate of 20 percent.

(f)	Fair value measured at March 31, 2009, was zero. This value was determined based on a probability-weighted discounted cash flow analysis that considered the deteriorating circumstances in Venezuela.

(g)	Fair value measured at March 31, 2009, was zero. This value was based on an other-than-temporary decline in the value of our investment considering the deteriorating financial condition of a Venezuelan corporation in which Exploration & Production has a 4 percent interest.